2021 Annual Meeting of Shareholders June 21, 2022 Exhibit 99.1

Agenda 2 3 4 1 Call to order Procedural matters Voting items and results Management presentation 5 Q&A

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of applicable securities laws, including, but not limited to, statements regarding the Company’s future prospects and performance, the Company’s plan to separate its eye health business from the remainder of the Company, and the anticipated impact of the COVID-19 pandemic on the Company and its recovery therefrom. Forward-looking statements may generally be identified by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "believes," "estimates," "potential," "target," or "continue" and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in Bausch Health Companies Inc.’s (“Bausch Health”) most recent annual report on Form 10-K and detailed from time to time in the Company’s other filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators, which factors are incorporated herein by reference. They also include, but are not limited to, risks and uncertainties relating to the Company’s proposed plan to separate its eye health business from the remainder of the Company, including the expected benefits, costs, timing to complete and terms of the separation transaction, the Company’s ability to complete the separation transaction considering the various precedent conditions thereof (some of which are outside the Company’s control, including conditions related to regulatory matters and a possible shareholder vote, if applicable), that market or other conditions are no longer favorable to completing the transaction, that any shareholder, stock exchange, regulatory or other approval (if required) is not obtained on the terms or timelines anticipated or at all, business disruption during the pendency of or following transaction, diversion of management time on transaction-related issues, retention of existing management team members, the reaction of customers and other parties to such transaction, the qualification of such transaction as a tax-free transaction for Canadian and/or U.S. federal income tax purposes (including whether or not an advance ruling from either or both of the Canada Revenue Agency and the Internal Revenue Service will be sought or obtained), potential dissynergy costs between the spun off or separated entity and the remainder of Bausch Health, the impact of such transaction on relationships with customers, suppliers, employees and other business counterparties, general economic conditions, conditions in the markets Bausch Health is engaged in, behavior of customers, suppliers and competitors, technological developments and legal and regulatory rules affecting Bausch Health’s business. In particular, the Company can offer no assurance that any spinoff or other separation transaction will occur at all, or that any such transaction will occur on the terms and timelines anticipated by the Company. They also include, but are not limited to, risks and uncertainties caused by or relating to the evolving COVID-19 pandemic, the fear of that pandemic, the availability and effectiveness of vaccines for COVID-19, and the potential effects of that pandemic, the severity, duration and future impact of which are highly uncertain and cannot be predicted, and which may have a material adverse impact on the Company, including but not limited to its supply chain, third party suppliers, project development timelines, and costs (which may increase) and revenue and margins (both of which may decrease). They also include, but are not limited to, risk and uncertainties caused by shareholder activism by our existing or future investors, including the distraction of our management and employees caused by such shareholder activism, the time, resources and costs expended in connection with such shareholder activism and the impact of such shareholder activism on our business plans and strategies and our ability to effectively implement such plans and strategies. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof and the Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes, unless required by law.

Non-GAAP Information To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP financial measures, including Adjusted EBITDA. Management uses non-GAAP measures as key metrics in the evaluation of company performance and the consolidated financial results and, in part, in the determination of cash bonuses for its executive officers. The Company believes non-GAAP measures are useful to investors in their assessment of our operating performance and the valuation of our Company. In addition, non-GAAP measures address questions the Company routinely receives from analysts and investors and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all investors. However, non-GAAP measures are not prepared in accordance with GAAP nor do they have any standardized meaning under GAAP. In addition, other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar non-GAAP measures. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation. They should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

2022 Voting Items Joseph C. Papa, Chairman of Bausch Health Seana Carson, General Counsel of Bausch Health

Voting Items

1 **Proposal 1: Election of directors**

Thomas J. Appio[1]
Richard U. De Schutter
Brett Icahn
Dr. Argeris (Jerry) N. Karabelas[2]
Sarah B. Kavanagh[3]
Richard Mulligan, PhD[4]
Steven D. Miller
Joseph C. Papa[5]
Robert N. Power[6]
Russel C. Robertson[7]
Thomas W. Ross, Sr.[8]
Amy B. Wechsler, MD

2 **Proposal 2: Advisory vote on executive compensation**

3 **Proposal 3: Increase the number of common shares authorized for the Company's Amendment and Restated 2014 Omnibus Incentive Plan**

4 **Proposal 4: Appoint PricewaterhouseCoopers LLP as independent auditor**

1. *Chief Executive Officer, Bausch Health*
2. *Chairperson, Talent and Compensation Committee*
3. *Chairperson, Finance and Transactions Committee*
4. *Chairperson, Science and Technology Committee*
5. *Chairman, Bausch Health and Chairman and Chief Executive Officer, Bausch + Lomb*
6. *Chairperson, Nominating and Corporate Governance Committee and Chairman-Designate (upon separation)*
7. *Chairperson, Audit and Risk Committee*
8. *Chairperson, Lead Independent Director*

6 BAUSCH Health

2021 Review Thomas J. Appio, Chief Executive Officer of Bausch Health

2021 Summary Revenues 2021 reported revenue growth +5% vs 2020 2021 organic revenue growth1 +6% vs 2020 High single digits for Salix, Int’l and B+L, double digit for Solta Growth from commercial execution and new products as well as post-COVID recovery Balance sheet Strong cash flow from operations and proceeds from divestiture Debt paydown of $1.3B in 2021; continued deleverage Profitability FY Adj. EBITDA margin1 41%, +10 bps vs 2020 Normalizing sales and marketing spend, R&D Highlights Rifaximin SSD (solid soluble dispersion) and Red-C (reduction of cirrhosis) IDP-126 (combination acne) NDA expected 4Q22 BLCO: US launch of XIPERE (macular edema) Progress towards BLCO IPO 1. Non-GAAP measure. See the Appendix for further information on non-GAAP measures and ratios.

Impact on the World Today More than 150 million people around the world use a Bausch Health product

Overview of Bausch Health

Bausch Pharma[2] + Solta

- Bausch Pharma + Solta: 55% of total, +1% reported/ +3% organic growth[1] in 2021
- 80%+ unlevered adjusted free cash flow conversion[1,4] capability to support future debt reduction
- Strategy: accelerate growth in Salix and International Pharmaceuticals; increase product pipeline through R&D/ BD; drive customer adoption of Solta through brand awareness, geographic expansion



55%
BAUSCH Health
$8.4 billion sales (2021)
45%

BAUSCH + LOMB

- 45% of total, +10% reported/ +9% organic growth[1] in 2021
- ~89% owned by Bausch Health, opportunistically monetize an additional ~8% of B+L equity (lock-up period expires mid-Sept)
- Future spin-off subject to 6.5-6.7x net leverage of pro-forma BHC[3]
- Strategy: grow in large durable markets, driven by new products, focus on megatrends and M&A

1. *Non-GAAP measure. See appendix for further information on definition and reconciliation of non-GAAP measures.*
2. *Bausch Health, excluding Solta Medical and BAUSCH + LOMB is referred to as "Bausch Pharma".*
3. *Subject to market conditions, shareholder, regulatory, stock exchange and other approvals and other factors.*
4. *Average unlevered adjusted free cash flow conversion (non-GAAP) for the three-year period ended December 31, 2021.*

10
BAUSCH Health

Approach for Future Spin-off of Bausch + Lomb PHASE 1: Announcement and Preparations Aug. 2020 – May 2022 Financial segmentation / reporting changes Leadership appointments Other preparations and planning for B+L IPO PHASE 2: B+L Initial Public Offering May 2022 B+L began operating separately, but still as a majority Bausch Health-owned entity Working towards requirement for a target net leverage ratio (~6.5x-6.7x) PHASE 3: Future Spin-Off of B+L Timing TBD Contingent on achieving target leverage Flexibility to monetize ~8% of BLCO Future distribution of remaining shares of BLCO to existing Bausch Health shareholders TODAY

2022 Priorities



Growth

- Accelerate growth engines of Salix and International Pharmaceuticals
- Stabilize key cash generating businesses of Derm, Neuro & Generics
- Recovery of procedures in Asia Pacific, availability of inventory, and expansion will support Solta growth



Focus

- Drive operational excellence in revenue and cost management to optimize profitability
- Achieve timelines and budgets for key R&D projects
- Increase size, breadth, and depth of product pipeline through R&D and strategic BD investments



Performance

- Establish high performance, energized culture with a sense of urgency, ownership, and accountability
- Develop robust talent acquisition & development program that supports diversity, equity and inclusion
- Build fit-for-purpose organization with new thinking and capabilities with cost discipline focus



Unlocking Value

- Utilize cash generated from operations to improve leverage
- Flexibility to monetize additional Bausch + Lomb equity (~8%)
- Drive towards target net leverage ratios ~6.5x-6.7x

12 BAUSCH Health

Q&A

Appendix

Non-GAAP Appendix Description of Non-GAAP Financial Measures To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP financial measures. These measures do not have any standardized meaning under GAAP and other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar non-GAAP measures of other issuers. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation. They should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA (non-GAAP) is GAAP net income (loss) attributable to Bausch Health Companies Inc. (its most directly comparable GAAP financial measure) adjusted for interest expense, net, (benefit from) provision for income taxes, depreciation and amortization and certain other items, as further described below. Management believes that Adjusted EBITDA (non-GAAP), along with the GAAP measures used by management, most appropriately reflect how the Company measures the business internally and sets operational goals and incentives. In particular, the Company believes that Adjusted EBITDA (non-GAAP) focuses management on the Company’s underlying operational results and business performance. As a result, the Company uses Adjusted EBITDA (non-GAAP) both to assess the actual financial performance of the Company and to forecast future results as part of its guidance. Management believes Adjusted EBITDA (non-GAAP) is a useful measure to evaluate current performance. Adjusted EBITDA (non-GAAP) is intended to show our unleveraged, pre-tax operating results and therefore reflects our financial performance based on operational factors. In addition, cash bonuses for the Company’s executive officers and other key employees are based, in part, on the achievement of certain Adjusted EBITDA (non-GAAP) targets. Adjusted EBITDA (non-GAAP) is net income (loss) attributable to the Company (its most directly comparable GAAP financial measure) adjusted for interest expense, net, (benefit from) provision for income taxes, depreciation and amortization and the following items: Restructuring and integration costs: The Company has incurred restructuring costs as it implemented certain strategies, which involved, among other things, improvements to its infrastructure and operations, internal reorganizations and impacts from the divestiture of assets and businesses. With regard to infrastructure and operational improvements which the Company has taken to improve efficiencies in the businesses and facilities, these tend to be costs intended to right size the business or organization that fluctuate significantly between periods in amount, size and timing, depending on the improvement project, reorganization or transaction. The Company believes that the adjustments of these items provide supplemental information with regard to the sustainability of the Company's operating performance, allow for a comparison of the financial results to historical operations and forward-looking guidance and, as a result, provide useful supplemental information to investors. Asset Impairments, including loss on assets held for sale: The Company has excluded the impact of impairments of finite-lived and indefinite-lived intangible assets, as well as impairments of assets held for sale, as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions and divestitures. The Company believes that the adjustments of these items correlate with the sustainability of the Company’s operating performance. Although the Company excludes impairments of intangible assets and assets held for sale from measuring the performance of the Company and the business, the Company believes that it is important for investors to understand that intangible assets contribute to revenue generation. Goodwill Impairments: The Company excludes the impact of goodwill impairments. When the Company has made acquisitions where the consideration paid was in excess of the fair value of the net assets acquired, the remaining purchase price is recorded as goodwill. For assets that we developed ourselves, no goodwill is recorded. Goodwill is not amortized but is tested for impairment. The amount of goodwill impairment is measured as the excess of a reporting unit’s carrying value over its fair value. Management excludes these charges in measuring the performance of the Company and the business.

Non-GAAP Appendix Share-based Compensation: The Company has excluded costs relating to share-based compensation. The Company believes that the exclusion of share-based compensation expense assists investors in the comparisons of operating results to peer companies. Share-based compensation expense can vary significantly based on the timing, size and nature of awards granted. Acquisition-related costs and adjustments excluding amortization of intangible assets: The Company has excluded the impact of acquisition-related contingent consideration non-cash adjustments due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions with respect to fair value estimates, and the amount and frequency of such adjustments is not consistent and is significantly impacted by the timing and size of the Company's acquisitions, as well as the nature of the agreed-upon consideration. In addition, the Company excludes the impact of acquisition-related costs and fair value inventory step-up resulting from acquisitions as the amounts and frequency of such costs and adjustments are not consistent and are impacted by the timing and size of its acquisitions. There were no acquisition-related costs or fair value inventory step-up for the periods presented. Loss on extinguishment of debt: The Company has excluded loss on extinguishment of debt as this represents a cost of refinancing our existing debt and is not a reflection of our operations for the period. Further, the amount and frequency of such charges are not consistent and are significantly impacted by the timing and size of debt financing transactions and other factors in the debt market out of management’s control. Separation and IPO costs and separation-related and IPO-related costs: The Company has excluded certain costs incurred in connection with activities taken to: (i) separate the eye-health and the Solta aesthetic medical device businesses from the remainder of the Company and (ii) register the eye-health and the Solta aesthetic medical device businesses as independent publicly traded entities. Separation and IPO costs are incremental costs directly related to effectuating the separation of the eye-health business and the initial public offering (“IPO”) of the Solta aesthetic medical device business (the “Solta IPO”) and include, but are not limited to, legal, audit and advisory fees, talent acquisition costs and costs associated with establishing a new board of directors and related board committees. Separation-related and IPO-related costs are incremental costs indirectly related to the separation of the eye-health business and the Solta IPO and include, but are not limited to, IT infrastructure and software licensing costs, rebranding costs and costs associated with facility relocation and/or modification. As these costs arise from events outside of the ordinary course of continuing operations, the Company believes that the adjustments of these items provide supplemental information with regard to the sustainability of the Company’s operating performance, allow for a comparison of the financial results to historical operations and forward-looking guidance and, as a result, provide useful supplemental information to investors. Other Non-GAAP Charges: The Company has excluded certain other amounts, including legal and other professional fees incurred in connection with legal and governmental proceedings, investigations and information requests regarding certain of our legacy distribution, marketing, pricing, disclosure and accounting practices, litigation and other matters, and net gain on sales of assets. The Company has also excluded expenses associated with in-process research and development, as these amounts are inconsistent in amount and frequency and are significantly impacted by the timing, size and nature of acquisitions. Furthermore, as these amounts are associated with research and development acquired, the Company does not believe that they are a representation of the Company's research and development efforts during any given period. The Company has also excluded IT infrastructure investment, that are the result of other, non-comparable events to measure operating performance. These events arise outside of the ordinary course of continuing operations. Given the unique nature of the matters relating to these costs, the Company believes these items are not normal operating expenses. For example, legal settlements and judgments vary significantly, in their nature, size and frequency, and, due to this volatility, the Company believes the costs associated with legal settlements and judgments are not normal operating expenses. In addition, as opposed to more ordinary course matters, the Company considers that each of the recent proceedings, investigations and information requests, given their nature and frequency, are outside of the ordinary course and relate to unique circumstances. The Company believes that the exclusion of such out-of-the-ordinary-course amounts provides supplemental information to assist in the comparison of the financial results of the Company from period to period and, therefore, provides useful supplemental information to investors. However, investors should understand that many of these costs could recur and that companies in our industry often face litigation. The Company has also excluded certain other costs including settlement costs associated with the conversion of a portion of the Company’s defined benefit plan in Ireland to a defined contribution plan. The Company excluded these costs as this event is outside of the ordinary course of continuing operations and is infrequent in nature.

Non-GAAP Appendix Organic Growth/Change and Organic Revenue Organic growth/change, a non-GAAP ratio, is defined as a change on a period-over-period basis in revenues on a constant currency basis (if applicable) excluding the impact of recent acquisitions, divestitures and discontinuations (if applicable). Organic growth/change is change in GAAP Revenue (its most directly comparable GAAP financial measure) adjusted for certain items, as further described below, of businesses that have been owned for one or more years. Similarly, organic revenue is GAAP revenue (it’s most directly comparable GAAP financial measure) adjusted for such items. Organic change is impacted by changes in product volumes and price. The price component is made up of two key drivers: (i) changes in product gross selling price and (ii) changes in sales deductions. The Company uses organic revenue and organic growth/change to assess performance of its business units and operating and reportable segments, and the Company in total, without the impact of foreign currency exchange fluctuations and recent acquisitions, divestitures and product discontinuations. The Company believes that such measures are useful to investors as they provide a supplemental period-to-period comparison. Organic growth/organic change and organic revenue reflects adjustments for: (i) the impact of period-over-period changes in foreign currency exchange rates on revenues and (ii) the revenues associated with acquisitions, divestitures and discontinuations of businesses divested and/ or discontinued. These adjustments are determined as follows: Foreign currency exchange rates: Although changes in foreign currency exchange rates are part of our business, they are not within management’s control. Changes in foreign currency exchange rates, however, can mask positive or negative trends in the business. The impact for changes in foreign currency exchange rates is determined as the difference in the current period reported revenues at their current period currency exchange rates and the current period reported revenues revalued using the monthly average currency exchange rates during the comparable prior period. Acquisitions, divestitures and discontinuations: In order to present period-over-period organic revenues (non-GAAP) on a comparable basis, revenues associated with acquisitions, divestitures and discontinuations are adjusted to include only revenues from those businesses and assets owned during both periods. Accordingly, organic revenue (non-GAAP) growth/change excludes from the current period, revenues attributable to each acquisition for twelve months subsequent to the day of acquisition, as there are no revenues from those businesses and assets included in the comparable prior period. Organic revenue (non-GAAP) growth/change excludes from the prior period, all revenues attributable to each divestiture and discontinuance during the twelve months prior to the day of divestiture or discontinuance, as there are no revenues from those businesses and assets included in the comparable current period. Unlevered Adjusted Free Cash Flow Conversion (non-GAAP) Unlevered adjusted free cash flow conversion (non-GAAP) is Unlevered adjusted free cash flows (non-GAAP) as defined below divided by Adjusted EBITDA (non-GAAP) as defined above. Free cash flows (non-GAAP) and Adjusted free cash flows (non-GAAP): We define Free cash flows (non-GAAP) as Cash flows from operating activities (its most directly comparable U.S. GAAP financial measure) less cash payments for purchases of property, plant and equipment. Adjusted free cash flows (non-GAAP) is Free cash flows (non-GAAP) further adjusted for: (i) payments of legacy legal settlements, net of insurance proceeds, (ii) payments for separation costs, IPO costs, separation-related costs, and IPO-related costs and (iii) cash flows from operations in accordance with the terms related to the sale of Amoun Pharmaceutical Company S.A.E. As these payments and amounts arise from events outside of the ordinary course of continuing operations, the Company believes that the adjustments of these items provide supplemental information regarding the sustainability of the Company’s cash from operations, allow for a comparison of the financial results to historical operations and forward-looking guidance. Unlevered adjusted free cash flows (non-GAAP): We define Unlevered adjusted free cash flows (non-GAAP) as Adjusted free cash flows (non-GAAP) as defined above, further adjusted for cash interest payments. Management believes that Unlevered adjusted free cash flows (non-GAAP) and Unlevered adjusted free cash flow conversion (non-GAAP), along with the GAAP and non-GAAP measures used by management are useful measures of the Company’s ability to generate cash to make investments, manage and repay debt and return capital to shareholders and are useful measures in assessing the actual financial performance of the Company and to forecast future results as part of its guidance and, as a result, provides useful supplemental information to investors.

This is a non-GAAP measure or non-GAAP ratio. See the remainder of this Appendix for further information on non-GAAP measures and ratios, including reconciliations of historic non-GAAP measures to their most directly comparable GAAP measure. Organic growth/change, a non-GAAP ratio, is defined as a change on a period-over-period basis in revenues on a constant currency basis (if applicable) excluding the impact of acquisitions, divestitures and discontinuations. The impact for changes in foreign currency exchange rates is determined as the difference in the current period reported revenues at their current period currency exchange rates and the current period reported revenues revalued using the monthly average currency exchange rates during the comparable prior period. Reserved Bausch Pharma revenue, a non-GAAP measure, is determined by subtracting Bausch + Lomb segment revenue for the applicable period from total Bausch Health revenue for the applicable period. Reconciliation: Organic growth1

Reconciliation: Adjusted EBITDA1 This is a non-GAAP measure or non-GAAP ratio. See Appendix for further information on non-GAAP measures and ratios, including reconciliations of historic non-GAAP measures to their most directly comparable GAAP measure. In USD millions